                                                                    Exhibit 99.1



                           The Med-Design Corporation

                  Certification by the Chief Executive Officer
          Relating to a Periodic Report Containing Financial Statements

________________________________________________________________________________


         I, James M. Donegan, Chief Executive Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *




/s/ James M. Donegan
-----------------------------
 James M. Donegan
 Chief Executive Officer

Date: November 6, 2002